SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): March 12, 2007
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 TenthGate Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51509	20-2976749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Campus Common Drive, Suite 100
Reston, VA 20191
(Address of Principal Executive Offices)(Zip Code)

703-766-6556
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE MERGER AGREEMENT

On March 12, 2007 (the "Close Date"), pursuant to a Plan of Merger between Tenthgate Incorporated, a Delaware corporation (“Tenthgate”), Tenthgate International, Inc., a Delaware corporation (“Tenthgate Int.”), and Tenthgate Merger Sub, Inc., a Utah corporation and a direct wholly-owned subsidiary of Tenthgate Int. (“Merger Sub"), Merger Sub shall be merged with and into TenthGate and the separate existence of Merger Sub shall thereupon cease. TenthGate shall be the surviving corporation in the Merger, shall continue its corporate existence under the laws of the State of Delaware, and shall succeed, without other transfer, to all the rights and property of Merger Sub shall be subject to all the debts and liabilities of Merger Sub in the same manner as if Merger Sub itself had incurred them.

Pursuant to the Agreement, each issued and outstanding share of TenthGate Stock, other than shares to be canceled and Dissenting Shares, if any, shall be converted into the right to receive one fully paid and non-assessable share of Common Stock, par value $.001 per share, of TenthGate Int. All shares of TenthGate Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such share of TenthGate Stock shall thereafter cease to have any rights with respect to such shares of TenthGate Stock. All of the Merger Consideration will be subject to a restriction on transfer for a period of 180 days after the Effective Date, March 22, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

Number	Exhibit

10.1	Plan Of Merger By and among Tenthgate Incorporated, Tenthgate International, Inc., and Tenthgate Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TENTHGATE INCORPORATED

By: /s/ Tim Novak
TIM NOVAK
President, CEO, CFO

Dated: March 12, 2007